UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Materials Pursuant to §240.14a-12

China United Insurance Service, Inc.

(Name of Registrant as Specified in Its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF 2021 ANNUAL MEETING

OF STOCKHOLDERS AND PROXY STATEMENT

November 22, 2021

Dear Valued Shareholders:

You are cordially invited to attend the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of China United Insurance Service, Inc. (the “Company”), which will be held on January 7, 2022, at 3:00 p.m. local time, at 7/F, 311 Section 3, Nan-King East Road, Taipei City, Taiwan. You may also participate in the Annual Meeting through our telephone conference channel by dialing +886-2-3322-0688 (access code 144643).

The Notice of the Annual Meeting and a Proxy Statement, which describes the formal business to be conducted at the meeting, will follow this letter.

It is important that you use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. Whether or not you plan to attend the Annual Meeting in person or through telephone conference channel, we hope you vote as soon as possible to assure your representation. You can vote your shares over the internet, by telephone, by fax or by using a traditional proxy card. Instructions on each of these voting methods are outlined in the enclosed Proxy Statement. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders is important.

A copy of the Company’s Annual Report on Form 10-K accompanies these proxy materials for your information. At the Annual Meeting, we will review China United Insurance Service, Inc.’s activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ Yi-Hsiao Mao
YI-HSIAO MAO
Chief Executive Officer and Chairman of the Board of Directors

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CHINA UNITED INSURANCE SERVICE, INC.

7F, No. 311 Section 3, Nan-King East Road

Taipei City, Taiwan

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on January 7, 2022

TO THE SHAREHOLDERS OF CHINA UNITED INSURANCE SERVICE, INC.:

Notice is hereby given that the Annual Meeting of the Shareholders of China United Insurance Service, Inc. (the “Company”), a Delaware corporation, will be held on January 7, 2022, at 3:00 p.m. local time, at 7/F, 311 Section 3, Nan-King East Road, Taipei City, Taiwan, for the following purposes:

1.	To ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

2.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on November 22, 2021 (the “Record Date”) are entitled to notice of, and to vote at, this Annual Meeting and any adjournment or postponement thereof. The Board of Directors recommends that you vote FOR each of the proposals from I to IV as identified above.

On or about November 23, 2021, we will begin to mail our shareholders either a notice containing instructions on how to access this Proxy Statement and our Annual Report through the internet, or a printed copy of these materials. We have provided each shareholder with a Notice of Internet Availability of Proxy Materials (the “Notice”), which encourages shareholders to review all proxy materials and our annual report and vote online at http://onlineproxyvote.com/CUII/. We believe that reviewing materials online reduces our costs, eliminates surplus printed materials and generally reduces the environmental impact of our Annual Meeting. If you would like to receive a printed copy of our proxy materials, please follow the instructions contained in the Notice.

All proxy solicitation costs are paid by the Company. In addition to proxy solicitations by mail, the Company’s directors and officers may solicit proxies in person or by telephone.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope that you will vote your shares as soon as possible. We encourage you to vote via the internet, since it is convenient and significantly reduces postage and processing costs. You may also vote via telephone or by mail if you choose to receive paper copies of the proxy materials. Instructions regarding the methods of voting are included in the Notice, the proxy card and the Proxy Statement. You may wish to provide your response electronically through the internet by following the instructions set out on the enclosed Proxy Card. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

By order of the Board of Directors,
/s/ Yi-Hsiao Mao
YI-HSIAO MAO
Chairman of the Board of Directors
Taipei, Taiwan
November 22, 2021

Important Notice Regarding the Availability of Proxy Materials for

The Shareholder Meeting To Be Held on January 7, 2022

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In accordance with the rules of the Securities and Exchange Commission, the 2021 Notice of Annual Meeting of Shareholders, proxy card, Proxy Statement and the 2020 Annual Report on Form 10-K are available at http://onlineproxyvote.com/CUII/.

IMPORTANT: You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please vote as soon as possible by using the internet, fax, telephone or for those receiving paper copies of these proxy materials by completing, signing, dating and mailing your proxy card. Even if you have voted by proxy, you may still vote in person if you attend the meeting in person or through telephone conference channel. Please note, however, that if the record holder of your shares is a broker, bank or other nominee, and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

The accompanying proxy is solicited on behalf of the board of directors (the “Board” or the “Board of Directors”) of China United Insurance Service, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held on January 7, 2022 at 3:00 p.m. local time, at 7/F, 311 Section 3, Nan-King East Road, Taipei City, Taiwan, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Notice of Internet Availability of Proxy Materials are being mailed to shareholders commencing on or about November 23, 2021.

ANNUAL MEETING AGENDA AND BOARD OF DIRECTOR VOTE RECOMMENDATIONS

Shareholders are being asked to vote on the following item at the Annual Meeting:

•	To ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

•	To transact such other business as may properly come before the Annual Meeting.

The Board of Directors recommends that you vote FOR the proposal described above.

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SOLICITATION AND VOTING

Voting Securities. Only shareholders of record as of the close of business on November 22, 2021, the Record Date for the Annual Meeting, will be entitled to vote at the meeting and any adjournment thereof. As of November 16, 2021, we had 30,286,199 shares of common stock (the “Common Stock”) issued and outstanding and 1,000,000 preferred shares issued and outstanding, all of which are entitled to vote together as a single class with respect to all matters to be acted upon at the Annual Meeting. Each common shareholder of record as of the Record Date is entitled to one vote for each share of Common Stock held by him or her, while the preferred shareholder of record as of Record Date is entitled to ten votes for each share of preferred stock held by him. The sole holder of our issued preferred stock is Yi Hsiao Mao, our Chief Executive Officer and Chairman of the Board. In addition, “beneficial owners of shares held in street name” as of the Record Date as explained below can vote using the methods described below.

Our amended and restated bylaws adopted in November 2021 provide that 33 1/3% of all of the shares entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at a shareholder meeting. When a quorum for a shareholder meeting is present, the election of directors will be determined by a plurality of the votes cast by the shareholders entitled to vote at the shareholder meeting, and any other matter will be determined by the affirmative vote of the majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

In accordance with the rules of the Securities and Exchange Commission, we are advising our shareholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “notice only” option, we are providing all shareholders access to the proxy materials on a publicly accessible website. The notice of the Annual Meeting, this Proxy Statement, the form of proxy card and our most recent annual report on Form 10-K are available at http://onlineproxyvote.com/CUII/ .

Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a shareholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy provided by a shareholder of record, the shares will be voted in favor of each proposal.

You may vote in person by attending the Annual Meeting or by using the internet or telephone or by completing and returning a proxy by mail or by fax.

Voting by internet. To vote by internet, go to http://onlineproxyvote.com/CUII/, click on “Vote your Proxy” and select the “China United Insurance Service” logo. Internet voting is available 24 hours a day, although your vote by internet must be received by 6:00 p.m. Eastern Time on January 5, 2022 (or 5:00 a.m. Taipei Time on January 6, 2022). You will need the control number found on your proxy card, instruction form or the notice of Annual Meeting. If you vote by internet, do not return your proxy card or voting instruction card. If you hold your shares in “street name” as explained below, please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank or other holder of record for internet voting instructions.

Voting by Telephone. To vote by telephone, call 1-469-633-0101 . Please note that if you call this number outside of the United States, you may be charged an international direct dial rates by your service carrier. Telephone voting is available from 10:00 A.M. to 6:00 p.m. Eastern Time. Your vote by telephone must be received by 6:00 p.m. Eastern Time on January 5, 2022 (or 5:00 a.m. Taipei Time on January 6, 2022). You will need the control number found on your proxy card, instruction form or notice of Annual Meeting. If you vote by telephone, do not return your proxy card or voting instruction card. If you hold your shares in “street name” as explained below, please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank or other holder of record for telephone voting instructions.

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Voting by Mail. By completing, signing, dating and returning the proxy card in the prepaid and addressed envelope enclosed with proxy materials delivered by mail so that it is received by 6:00 p.m. Eastern Time on January 5, 2022 (or 5:00 a.m. Taipei Time on January 6, 2022), you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. A form of the proxy card is included in this Proxy Statement as Annex A. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please complete, sign, date and return all proxy cards to ensure that all your shares are voted. If you return your signed proxy card but do not indicate your voting preferences, the persons named on the proxy card will vote the shares represented by that proxy as recommended by our Board. A shareholder of record may still attend the meeting and vote in person if he or she has already voted by proxy. To vote in person, you, as a shareholder of record, may attend the Annual Meeting and obtain a ballot upon arrival.

You may mail your proxy card to the following address:

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380

Plano, Texas 75093

Attn: Proxy Department

Voting by Email. Complete, sign and date your proxy card and return it by emailing to proxyvote@stctransfer.com. Your vote by email must be received by 6:00 p.m. Eastern Time on January 5, 2022 (or 5:00 a.m. Taipei Time on January 6, 2022).

Voting by Fax. Complete, sign and date your proxy card and return it via fax to +1(469) 633-0088. Your vote by fax must be received by 6:00 p.m. Eastern Time on January 5, 2022 (or 5:00 a.m. Taipei Time on January 6, 2022).

Voting in Person. If you attend the Annual Meeting and plan to vote in person, you will be provided with a ballot at the Annual Meeting. If your shares are registered directly in your name with our transfer agent, Island Stock Transfer, you are considered the shareholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in “street name.” Beneficial owners whose stock is held in the name of a bank, broker or other nominee generally will receive instructions for voting from their banks, brokers or other nominees, rather than directly from us. You can vote your shares held through a bank, broker or other nominee by following the voting instructions sent to you by that institution. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal Proxy from your broker or other nominee authorizing you to vote those shares. Whether you are a shareholder of record or a beneficial owner, you must bring valid, government-issued photo identification to gain admission to the Annual Meeting.

Revocability of Proxies. A shareholder giving a proxy has the power to revoke it at any time before it is exercised by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in street name on behalf of a beneficial owner but is prohibited from voting on a particular matter because the broker has not received voting instructions from the beneficial owner and therefore does not have discretion to vote the beneficial owner’s shares with respect to that matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of our independent registered public accounting firm. Non-routine matters include the election of directors and the advisory vote on executive compensation.

Solicitation of Proxies. We will bear the entire cost of soliciting proxies for the upcoming meeting. In addition to soliciting shareholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

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PROPOSAL NO. 1

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed UHY LLP (“UHY”) as the independent registered public accounting firm to audit the consolidated financial statements of our Company for the fiscal year ending December 31, 2021.

Shareholder ratification of the appointment of UHY as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the appointment of UHY to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and its shareholders.

Vote Required

The affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall ratify the appointment of UHY as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this Proposal. This Proposal is a routine matter, which means that brokers will be able to use their discretion to vote on behalf of the beneficial owners absent instructions from such owners. Therefore, no broker non-votes are expected to exist in connection with Proposal No. 1.

Board of Directors Recommendation

The Board of Directors unanimously recommends a vote “FOR” the ratification of the selection of UHY as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

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PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2020 and 2019 by Simon & Edward, LLP:

	Fiscal Year 2020	Fiscal Year 2019
Audit fees(1)	$210,000	$546,000
Audit-related fees(2)	40,614	15,718
Tax fees	—
All other fees		10,919
Total	$250,614	$572,637

(1)	Audit fees consisted of fees billed for professional services rendered for the audit of our consolidated financial statements and internal control over financial reporting and review of our quarterly interim consolidated financial statements.

(2)	Audit-related fees consisted of fees billed for services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit fees.”

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2020 and 2019 by Macias Gini O’Connell LLP:

	Fiscal Year 2020	Fiscal Year 2019
Audit fees(1)	$340,000	—
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$340,000	$—

(1)	Audit fees consisted of fees billed for professional services rendered for the audit of our consolidated financial statements and internal control over financial reporting and review of our quarterly interim consolidated financial statements.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, the Audit Committee pre-approved the audit service performed by Simon & Edward, LLP and Macias Gini O’Connell LLP for our consolidated financial statements as of December 31, 2019 and 2020.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Summary

Our Chief Executive Officer, Mr. Yi Hsiao Mao, and former Chief Financial Officer, Ms. Yung Chi Chuang, have not received any form of compensation from the corporate group level since they assumed the roles of the Company’s executive officers; rather, they have been compensated on the subsidiary level for managerial services rendered to the Company’s subsidiaries in Taiwan, Law Broker and Law Enterprise, whereby Mr. Mao has served as the consultant of Law Broker and the president of Law Enterprise, and Ms. Chuang has served as the supervisor of the financial department of Law Broker.

Nevertheless, the Company is fully aware of the importance of maintaining effective Committee operations. Our Compensation Committee is thus planning to design and implement a compensation program that includes performance goals and objectives for executive officers, as well as guidelines in evaluating the performance of the executive officers in light of such performance goals and objectives.

Detailed Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes the material elements of compensation paid to the named executive officers (the “NEOs”) during the year of 2020. Following this discussion is a summary compensation table containing specific data about the compensation earned by or granted to the following NEOs in 2020:

Name	Principal Position
Yi Hsiao Mao	Director and Chief Executive Officer

Yung Chi Chuang	Former Chief Financial Officer

Mei-Kuan (Joyce) Yeh	Chief Financial Officer

Elements of Executive Compensation for Fiscal Year 2020

Mr. Yi Hsiao Mao and Ms. Yung Chi Chuang have been paid through our subsidiaries for their managerial services rendered to us. Mr. Mao has served as the consultant of Law Broker and the president of Law Enterprise, and Ms. Chuang has served as the supervisor of the financial department of Law Broker. Both Law Broker and Law Enterprises are our Company’s subsidiaries in Taiwan. Other than the compensation received from our Company’s subsidiaries, as of December 31, 2020, both of them had not received bonus, stock awards, non-equity incentive plan compensation, nonqualified deferred compensation earnings, or any other form of compensation since being named the executive officers of our Company. Ms. Mei-Kuan (Joyce) Yeh received her compensation as the CFO of the Company and she did not hold any position in any of the Company’s subsidiaries during the fiscal year ended December 31, 2020.

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Summary Compensation Table

The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2020 and 2019 by our named executive officers.

							Non-
							Equity	Nonqualified
							Incentive	Deferred	All
Name and					Stock	Option	Plan	Compensation	Other
principal	Fiscal	Salary		Bonus	Awards	Awards	Compensation	Earnings	Compensation
position	Year	($)		($)	($)	($)	($)	($)	($)	Total ($)
Yi Hsiao Mao
Director and	2020	361,076	(1)	—	—	—	—	—	—	361,076
Chief Executive Officer	2019	281,017		—	—	—	—	—	—	281,017

Yung Chi Chuang	2020	71,609	(2)	—	—	—	—	—	—	71,609
Former Chief Financial Officer	2019	42,088		—	—	—	—	—	—	42,088

Mei-Kuan (Joyce) Yeh	2020	22,459	(3)	—	—	—	—	—	—	22,459
Chief Financial Officer

(1)	The salary consists of $14,265, which was paid to Mr. Mao for his service as the president of Law Enterprise, and the remaining amount of $74,700, which was paid to Mr. Mao for his service as the president of the Company, and the remaining amount of $272,111 which was paid to Mr. Mao for his service as the consultant of Law Broker for the provision of consultation, training and promotion to Law Broker in the fiscal year ended December 31, 2020.

(2)	The salary in the amount of $71,609 was paid to Ms. Chuang for her service as the supervisor of the financial department of Law Broker.

(3)	The salary in the amount of $22,459 was paid to Ms. Yeh for her service as the supervisor of the financial department of the Company.

The above table identifies the amounts of compensation received by the named officers directly from us and our subsidiaries. Ms. Yeh was appointed to the CFO position on August 10, 2020.

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Outstanding Equity Awards At Fiscal Year End

We currently do not have any outstanding equity awards as of the date of this report.

On May 12, 2017, our 2017 Long Term Incentive Plan was approved by the shareholders at the 2017 Annual Meeting of Shareholders of China United Insurance Service, Inc. Up to 10,000,000 shares of our Common Stock may be granted under the 2017 Plan, provided that 2,000,000 shares of the Share Pool is reserved for issuance to eligible participants providing services to Action Holdings Financial Limited and its subsidiaries. Eligibility to participate is open to officers, directors and employees of, and other individuals (including sales agents who are exclusive agents of the Company or its subsidiaries or derive more than 50% of their income from those entities) who provide bona fide services to or for, us or any of our subsidiaries. Given that metrics for evaluating performance goals are rather complex and exhaustive, and that the our management and Board of Directors are still working to develop a series of reward policies that specify various performance target levels and the size of the award or pay-out of performance shares with respect to each different target level attained, no awards were granted under the 2017 Plan as of December 31, 2020.

Potential Payments Upon Termination or Change in Control

None.

Compensation of Directors

Our directors do not currently receive any compensation for their services as directors of our Company. Set forth below is the compensation paid to each of our directors during the fiscal year ended December 31, 2020 for compensation not related to their role as Directors. Total compensation for Mr. Mao for services as our Chief Executive Officer is presented in “Summary Compensation Table” in this section.

	Fees
	Earned or
	Paid	All Other
	in Cash	Compensation
Name	($)(1)	($)		Total ($)
Fu Chang Li	—	61,137	(2)	61,137
Chwan Hau Li	—	—		—
Chih Yuan Lu	3,397	—		3,397
Lo Tien Hsin(3)	2,717	—		2,717
Chun Hui Yang	3,397	—		3,397
Tse Hsun Niu	3,397	—		3,397
Shu Yuan Sun(4)	—	—		—
Yi Hsiao Mao	—	—		—

(1)	Travel stipends to Independent Directors for attending in-person Board and Committee meetings for the fiscal year ended December 31, 2020.

(2)	The compensation paid to Fu Chang Li since he has worked as a consultant of the Company in the fiscal year ended December 31, 2020.

(3)	Lo Tien Hsin was not reelected to the Board at the Company’s annual shareholder meeting of 2020 and therefore ceased to be a member of the Board of the Company on December 30, 2020.

(4)	Ms. Sun was elected to the Board of Directors of the Company on December 30, 2020.

Directors’ Compensation

The Company has not paid, and does not intend to pay, any cash or non-cash equity compensation to our Directors for their Board services, and does not currently intend to adopt any policies with respect thereto. As such, the Company does not offer additional retainers for Committee membership. However, for in-person Board and Committee meetings, each Independent Director in attendance shall receive certain travel stipends in the amount of approximately NTD 20,000 for each attendance of a Board or Committee meeting.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Consultant Agreements with Mr. Yi Hsiao Mao and Mr. Li Fu Chang

The Director and CEO of our Company, Mr. Yi Hsiao Mao, has worked as a consultant of Law Broker. The primary service of Mr. Mao under the consultant agreement is to provide consultation, training and promotion service to Law Broker. The compensation paid to Mr. Mao for his service as a consultant of Law Broker in the fiscal year ended December 31, 2020 is $286,377.

The Director of our Company, Mr. Fu Chang Li, has worked as a consultant of the Company since December 7, 2014. The primary service of Mr. Li under the consultant agreement is to (i) provide business plan requested by the Company; (ii) provide assessment of potential investors, including but not limited to valuation, credit assessment and eligibility assessment; (iii) assist the Company to negotiate with potential investors about transactional framework, as well as specific transactional conditions and seek to promote cooperation between the Company and potential investors to reach an agreement; (iv) assist the Company and investors to reach formal investment contract and related legal documents; (v) assist the Company to facilitate the work of any project (including, but not limited to, the execution of letter of intent, formal agreement and other relevant legal documents) until the Company and/or a third party designated by the Company complete the project with the potential investors; and (vi) assist Anhou’s development strategy and monitor its operations. The compensation paid to Mr. Fu Chang Li for his service as a consultant of the Company in the fiscal year ended December 31, 2020 is approximately $61,137.

Due to related parties

The following summarizes the Company’s loans payable to related parties as of December 31, 2020 and December 31, 2019:

	December 31,
	2020	2019
Due to Mr. Mao (CEO and Principal shareholder of the Company)	$—	$373,183
Due to Ms. Lu (A shareholder of Anhou)	78,541	85,074
Others	15,506	4,602
Total	$94,047	$462,859

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Due to Mr. Mao

Amounts due to Mr. Mao were associated with funding provided by Mr. Mao for the formation of our subsidiaries in China in 2011. The Company has paid off all the amount due to Mr. Mao in 2020. As of December 31, 2019, the amount of $373,183 were non-interesting bearing and payable on demand.

Due to Ms. Lu

Amounts due to Ms. Lu were borrowings from Ms. Lu to support Anhou’s business operation. The amounts were non-interesting bearing and payable on demand.

Related Party Transaction Policy

The Company is currently working to improve its policies and procedures for approval of transactions between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners and each of their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year and the party to the transaction has or will have a direct or indirect interest.

When a potential related person transaction is identified, management presents it to the Audit Committee to determine whether to approve or ratify. In the course of its review and approval or ratification of a related person transaction, the Audit Committee may consider the following factors:

•	The related person’s interest in the related person transaction;

•	The approximate dollar value of the amount involved in the related person transaction;

•	The approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	Whether the transaction was undertaken in the ordinary course of our business;

•	Whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unaffiliated third party;

•	The purpose of, and the potential benefits to us of, the transaction; and

•	Any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the Committee determines that, under all of the circumstances, the transaction is in or is not inconsistent with the best interests of the Company. In addition, the Audit Committee may impose any conditions on the related party transaction that it deems appropriate.

On March 15, 2019, the Company adopted its conflict of interest policy to protect the interest of the Company and its shareholders. A copy of the Conflict of Interest Policy was filed with the SEC as Exhibit 14.3 to a current report on Form 8-K on March 18, 2019.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of November 16, 2021, concerning, except as indicated by the footnotes below:

•	Each person whom we know beneficially owns more than 5% of our common stock or Series A Preferred Stock.

•	Each of our Directors.

•	Each of our named executive officers.

•	All of our Directors and executive officers as a group.

Unless otherwise noted below, the address of each of the persons set forth below is in care of China United Insurance Service, Inc., 7F, 311 Section 3, Nan-King East Road, Taipei City, Taiwan.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 30,286,199 shares of common stock and 1,000,000 shares of Series A Preferred Stock outstanding at November 16, 2021. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Stock	Beneficially		Common Stock	Voting
	Common		Percentage	Series A Preferred	Series A Preferred stock Ownership Percentage	Voting Power
Name	Shares		(%)	Shares	(%)	(%)(1)
Executive Officers and Directors
Yi Hsiao Mao	4,640,234	(2)	15.3	1,000,000	100	36.3
Fu Chang Li	800,000		2.6	—	—	2.0
Chwan Hau Li	2,216,629		7.3	—	—	5.5
Chih Yuan Lu	—		—	—	—	—
Shu Yuan Sun	—		—	—	—	—
Chun Hui Yang	—		—	—	—	—
Tse Hsun Niu	—		—	—	—	—
Mei Kuan Yeh	—		—	—	—	—
All executive officers and Directors as a group (eight persons)	7,656,863		25.3	1,000,000	100	43.8
Other 5% Beneficial Owners
Pi Hui Chang	2,520,000		8.3	—	—	6.3

(1)	Percentage of total voting power represents voting power with respect to all shares of our outstanding securities, including common stock and Series A Preferred Stock, voting together as a single class. Each holder of common stock is entitled to one vote per share of common stock and each holder of Series A Preferred Stock is entitled to ten votes per share of Series A Preferred Stock on all matters submitted to our shareholders for a vote.

(2)	Includes 200,000 shares of common stock held by Shu Fen Lee, Yi Hsiao Mao’s spouse, 200,000 shares of common stock held by Li Chieh Mao, Yi Hsiao Mao’s daughter, 969,322 shares of common stock held by U-Li Investment Consulting Enterprise Co., Ltd. and 100,000 shares of common stock held by U-Link International Co., Ltd. Yi Hsiao Mao and Shu Fen Lee hold 34% and 66% shares of U-Li Investment Consulting Enterprise Co., Ltd., respectively. U-Link International Co., Ltd. is solely owned by Shu Fen Lee.

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COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Each such person is required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Shareholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a shareholder proposal to be included in our proxy materials for the 2022 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than August 31, 2022.

Our Bylaws do not have an advance notice provision for shareholder proposals which is not intended to be included in the proxy materials. However, shareholder business that is not intended for inclusion in our proxy materials may be brought before the 2022 annual meeting so long as we receive notice of the proposal, addressed to the Secretary at our principal executive offices, not less than 90 days, nor more than 120 days, before the anniversary of the prior Annual Meeting. Failure to meet the deadlines may preclude presentation of the proposal at our 2022 Annual Meeting.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2021 Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

DELIVERY OF PHYSICAL PROXY MATERIALS AND ANNUAL REPORTS

We may satisfy SEC’s rules regarding delivery of Proxy Statements and Annual Reports by delivering a single Proxy Statement and Annual Report to an address shared by two or more shareholders. This process is known as “householding.” This delivery method can result in meaningful cost savings for us. In order to take advantage of this opportunity, we may deliver only one Proxy Statement and Annual Report to multiple shareholders who share an address, unless contrary instructions were received prior to the mailing date.

We undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement and/or Annual Report, as requested, to a shareholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record shareholder and prefer to receive separate copies of a Proxy Statement or Annual Report either now or in the future, please email our meeting solicitor Securities Transfer Corporation at proxyvote@stctransfer.com. If your stock is held by a brokerage firm or bank and you prefer to receive separate copies of a Proxy Statement or Annual Report either now or in the future, please contact your brokerage or bank. The voting instruction sent to a street-name shareholder should provide information on how to request (1) householding of future company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a shareholder who would like to make one of these requests should contact us as indicated above.

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FUTURE ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

Registered shareholders can further reduce the costs incurred by the Company by consenting to receive all future proxy statements, proxy cards, annual reports to shareholders and Notices of Internet Availability of Proxy Materials, as appropriate, electronically via e-mail or the internet. To sign up for electronic delivery of future proxy materials, you must vote your common shares electronically via the internet by logging on to http://onlineproxyvote.com/CUII/ and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. You will be responsible for any fees or charges that you would typically pay for access to the internet.

By order of the Board of Directors,
/s/ Yi-Hsiao Mao
YI-HSIAO MAO
Chairman of the Board and Chief Executive Officer

November 22, 2021

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Annex A

IMPORTANT INVESTOR INFORMATION - YOUR VOTE COUNTS!

Notice of Internet Availability of Proxy Materials

Your name, number of shares and Control Number appear in the upper-left-hand corner of this Notice for online voting purposes.

To vote your shares, please follow the instructions listed below.

Important Notice Regarding the Availability of Proxy Materials for the China united insurance service, inc. Shareholder Meeting to Be Held on january 7, 2022 (“2021 Annual Meeting”)

(1) This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2) The proxy statement and annual report to security holders are available at http://onlineproxyvote.com/CUII/

(3) If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for E-requesting a copy. Please make your request for a copy as instructed below on or before December 31, 2021 to facilitate timely delivery.

The China United Insurance Service, Inc. 2021 Annual Meeting will be held on January 7, 2022, at 3:00 PM local time, at 7/F, 311 Section 3, Nan-King East Road, Taipei City, Taiwan. A description of the matters to be voted on, and the recommendations of the Board of Directors regarding these matters, appear on the second page of this notice. Instructions for voting your shares also appear below.

How to vote online:

Step 1: Go to http://onlineproxyvote.com/CUII/
Step 2: Enter your control number as included in this Notice and click “submit” to access the proxy materials.
Step 3: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 4: To vote online, click on the designated link and follow the on-screen instructions.

How to receive a copy of the proxy materials by mail or e-mail for this meeting or for future shareholder meetings:

Telephone: Call the Company’s transfer agent, Securities Transfer Corporation, at (469) 633-0101.

Email: Send an email with “CUII Proxy Materials Order” in the subject line and in the body of the message, include your full name, address, and request, to: proxyvote@stctransfer.com

Mail Vote, Sign, Date and Return this form in the enclosed stamped envelope addressed to STC, or mail to:

Security Transfer Corporation

Attention Proxy Department

2901 N. Dallas Parkway, Suite 380

Plano, TX 75093

Fax: vote, sign and fax to (469) 633-0088

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PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOITCE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. To receive directions to the meeting, please contact Mr. Wellmore Yu (TEL: +886-8712-6958 ext. 684 Email: Z00753@cuis.asia).

Proposals to be voted on at China United Insurance Service, Inc.’s 2021 Annual Meeting are listed below along with the recommendations of the Board of Directors of the Company.

The Board of Directors recommends that you vote FOR the following:

I. To ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

___ FOR	___ AGAINST	___ ABSTAIN

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

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